Earnings Per Share	12 Months Ended
Dec. 31, 2017
Earnings Per Share [Abstract]
Earnings Per Share
Earnings Per Share
The following table provides reconciliations of net income to net income available to common shareholders and the difference between average basic common shares outstanding and average diluted common shares outstanding:

(Dollars and shares in thousands, except per share data)	2017	2016	2015
Net income/(loss)	$176,980	$238,511	$97,313
Net income attributable to noncontrolling interest	11,465	11,465	11,434
Net income/(loss) attributable to controlling interest	165,515	227,046	85,879
Preferred stock dividends	6,200	6,200	6,200
Net income/(loss) available to common shareholders	$159,315	$220,846	$79,679

Weighted average common shares outstanding—basic	241,436	232,700	234,189
Effect of dilutive securities	3,017	2,592	2,077
Weighted average common shares outstanding—diluted	244,453	235,292	236,266

Net income/(loss) per share available to common shareholders	$0.66	$0.95	$0.34
Diluted income/(loss) per share available to common shareholders	$0.65	$0.94	$0.34

The following table presents outstanding options and other equity awards that were excluded from the calculation of diluted earnings per share because they were either anti-dilutive (the exercise price was higher than the weighted-average market price for the period) or the performance conditions have not been met:

(Shares in thousands)	2017	2016	2015
Stock options excluded from the calculation of diluted EPS	2,468	2,610	3,559
Weighted average exercise price of stock options excluded from the calculation of diluted EPS	$25.62	$26.29	$24.40
Other equity awards excluded from the calculation of diluted EPS	176	37	98